UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  February 8, 2006              Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


          Virginia                                   54-1375874
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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                                Page 1 of 3 Pages
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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On February 8, 2006, National Bankshares, Inc. subsidiary, the National Bank of Blacksburg (NBB), entered into new salary continuation agreements with James G. Rakes, Chairman, President and Chief Executive Officer of both the Company and of NBB, and also with F. Brad Denardo, Corporate Officer of the Company and Executive Vice President and Chief Operating Officer of NBB. On the same date, National Bankshares, Inc. subsidiary, Bank of Tazewell County (BTC), entered into a new salary continuation agreement with J. Robert Buchanan, Treasurer of the Company and Executive Vice President and Chief Operating Officer of BTC, and National Bankshares, Inc. entered into a new salary continuation agreement with Marilyn B. Buhyoff, Secretary of the Company. The named executive officers are part of a select group of Company and subsidiary bank executives who receive similar benefits under a salary continuation plan that is funded by an investment in and bank subsidiary-owned life insurance policies on the lives of the executives. The executives and their beneficiaries are unsecured creditors of the Company and the subsidiary banks with respect to the benefits under the salary continuation plan.

Each of the salary continuation agreements provides an annual benefit for the executive officer at normal retirement age (age 65), that is payable for the greater of 15 years or the executive's lifetime. If the executive dies before receiving annual benefit for 15 years, the benefit is paid to the executive's beneficiary for the remainder of that period. A reduced benefit is payable upon the executive's early termination, disability or upon a change in control of the executive's employer. "Early termination", "disability" and "change in control" are each defined in the salary continuation agreements. A death benefit that is equal in amount to the retirement benefit is paid to the executive's beneficiary for 15 years in the event of the executive's death while an active employee. No benefit is payable if the executive is terminated for cause, as that term is defined in the agreement.

The salary continuation agreement with Mr. Rakes provides that he will receive annual payments of $106,268 beginning at normal retirement in 2009. The agreement with Mr. Denardo calls for annual payments of $44,476 at his normal retirement in 2017. Under his agreement, Mr. Buchanan will be paid annual payments of $28,225 at normal retirement in 2016. The salary continuation agreement with Mrs. Buhyoff provides for annual payments of $28,513 at normal retirement in 2013.

A copy of each of the salary agreements with Mr. Rakes, Mr. Denardo, Mr. Buchanan and with Mrs. Buhyoff are attached as Exhibit 10(iii)(A).



                                Page 2 of 3 Pages
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                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.



Date:  February 8, 2006         By:     /s/ JAMES G. RAKES
                                     ---------------------------------------
                                        James G. Rakes
                                        Chairman
                                        President and Chief Executive Officer





                                Page 3 of 3 Pages